ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND,
A SERIES OF ALPINE EQUITY TRUST

SUPPLEMENT DATED APRIL 4, 2016
TO THE SUMMARY PROSPECTUS
DATED FEBRUARY 29, 2016

The following replaces the fee table and footnotes and expense example in the section of Alpine International Real Estate Equity Fund’s Summary Prospectus titled “Fees and Expenses of the Fund” in order to disclose a contractual fee waiver with respect to the management fee, which took effect as of April 1, 2016.

Alpine International Real Estate Equity Fund
Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None(1)	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.41%	0.41%
Interest Expense	0.02%	0.02%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.70%	1.45%
Fee Waivers and/or Expense Reimbursements(2)	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.65%	1.40%

(1)	A contingent deferred sales change of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

(2)	The Adviser has agreed contractually to waive the management fee of the Fund by 0.05% through April 1, 2017.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,052	$1,418	$2,444
Institutional Class	$143	$454	$787	$1,731

Please retain this Supplement for future reference.